UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2010

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 683-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AXT, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 18, 2010.  The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of one (1) Class III director to hold office for a three-year term and until his successor is elected and qualified:

Name of Director	For	Withheld
Leonard J. LeBlanc	15,856,701	680,759

Mr. LeBlanc was duly elected as a Class III director.

Proposal 2: Ratification of the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010:

For	Against	Abstain
26,223,697	117,261	69,239

Proposal 2 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, Inc.

	By:	/s/ RAYMOND A. LOW
Raymond A. Low
Chief Financial Officer

Date: May 19, 2010